SCHEDULE 14A
                           (Rule 14a-101)

               INFORMATION REQUIRED IN PROXY STATEMENT

                      SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.         )

    Filed by the Registrant  X
    Filed by a Party other than the Registrant
    Check the appropriate box:
       Preliminary Proxy Statement        Confidential, for Use of the
                                         Commission Only (as
                                         permitted by Rule 14a-
                                         6(e)(2))
       Definitive Proxy Statement
     X Definitive Additional Materials
       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                      THE SAN FRANCISCO COMPANY

          (Name of Registrant as Specified in Its Charter)


  (Name of Person(s) Filing Proxy Statement, of other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
       6(i)(2) or Item 22(a)(2) of Schedule 14A.
       $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1)Title of each class of securities to which transaction applies:



    (2)Aggregate number of securities to which transaction applies:


    (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)Proposed maximum aggregate value of transaction:



    (5)Total fee paid:




      Fee paid previously with preliminary materials.


      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)Amount previously paid:



    (2)Form, Schedule or Registration Statement No.:



    (3)Filing Party:




    (4)Date Filed:

                        THE SAN FRANCISCO COMPANY
                Proxy Solicited by the Board of Directors
                      Annual Meeting of Stockholders
                             December 18, 1996

James E. Gilleran or Keary L. Colwell, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the Class A Common Stock (the "Common Stock") of the undersigned at the Annual Meeting of Stockholders of THE SAN FRANCISCO COMPANY (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco, California 94111, or any adjournment thereof, as follows:


1. PROPOSAL ONE: to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms (Class III), three (3) to serve for two-year terms (Class I), and three (3) to serve for three-year terms (Class II). FOR all nominees listed below (except as listed to the contrary) or WITHHOLD AUTHORITY to vote for all nominees listed below.

Class I Directors: Gordon B. Swanson, James E. Gilleran, and Peter Foo. Class II Directors: Kent D. Price, Steven R. Champion, and Nicholas Unkovic. Class III Directors: Jackson Schultz, Willard D. Sharpe, and Gary Williams.


FOR ALL ________________  WITHHELD FOR ALL ______________

FOR ALL EXCEPT  __________________
                __________________
                __________________


2. PROPOSAL TWO: to authorize the conversion of each share of the 9% Series D Perpetual Preferred Stock ("Series D Preferred Stock") into 59 shares of the Class A Common Stock (including those shares of Series D Preferred
Stock issuable pursuant to Warrants) to be issued to the Company's
Principal Stockholder, Mr. Putra Masagung to acquire shares of Series D Preferred Stock, and to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000.


FOR ________   AGAINST _____________  ABSTAIN ____________


3. PROPOSAL THREE: to approve The San Francisco Company Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors.


FOR ________   AGAINST _____________  ABSTAIN ____________


4. PROPOSAL FOUR: to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending
December 31, 1995, 1996 and 1997.

FOR ________   AGAINST _____________  ABSTAIN ____________


5. PROPOSAL FIVE: to approve any actions upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


FOR ________   AGAINST _____________  ABSTAIN ____________


This proxy will be voted as specified, or if no choice is specified, will be voted FOR Proposals One, Two, Three, Four and Five.

Dated:  _______________________________, 1996

_____________________________________________
        (Signature)

_____________________________________________
        (Signature if held jointly)

(Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys etc. should give their full title. If signer is a corporation, please give full corporate name and signature by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by an authorized person.)

                       THE SAN FRANCISCO COMPANY
                Proxy Solicited by the Board of Directors
                      Annual Meeting of Stockholders
                             December 18, 1996

James E. Gilleran or Keary L. Colwell, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the 8% Series B Convertible Preferred Stock of the undersigned at the Annual Meeting of Stockholders of THE SAN FRANCISCO COMPANY (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco,
California 94111, or any adjournment thereof, as follows:


1. PROPOSAL ONE: to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms (Class III), three
(3) to serve for two-year terms (Class I), and three (3) to serve for three-year terms (Class II). FOR all nominees listed below (except as listed to the contrary) or WITHHOLD AUTHORITY to vote for all nominees listed below.

Class I Directors: Gordon B. Swanson, James E. Gilleran, and Peter Foo. Class II Directors: Kent D. Price, Steven R. Champion, and Nicholas Unkovic. Class III Directors: Jackson Schultz, Willard D. Sharpe, and Gary Williams.


FOR ALL ________________  WITHHELD FOR ALL ______________

FOR ALL EXCEPT  __________________
                __________________
                __________________


2. PROPOSAL TWO: to authorize the conversion of each share of the 9% Series D Perpetual Preferred Stock ("Series D Preferred Stock") into 59 shares of the Class A Common Stock (the "Common Stock") (including those shares of Series D Preferred Stock issuable pursuant to Warrants) to be issued to the Company's Principal Stockholder, Mr. Putra Masagung to acquire shares of Series D Preferred Stock, and to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000.


FOR ________   AGAINST _____________  ABSTAIN ____________


3. PROPOSAL THREE: to approve The San Francisco Company Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors.


FOR ________   AGAINST _____________  ABSTAIN ____________


4. PROPOSAL FOUR: to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997.

FOR ________   AGAINST _____________  ABSTAIN ____________


5. PROPOSAL FIVE: to approve any actions upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


FOR ________   AGAINST _____________  ABSTAIN ____________


This proxy will be voted as specified, or if no choice is specified, will be voted FOR Proposals One, Two, Three, Four and Five.

Dated:  _______________________________, 1996

_____________________________________________
        (Signature)

_____________________________________________
        (Signature if held jointly)

(Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys etc. should give their full title. If signer is a corporation, please give full corporate name and signature by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by an authorized person.)

                         THE SAN FRANCISCO COMPANY
                Proxy Solicited by the Board of Directors
                      Annual Meeting of Stockholders
                             December 18, 1996

James E. Gilleran or Keary L. Colwell, or either of them, each with the power of substitution, is hereby authorized to represent and to vote the 9% Series D Perpetual Preferred Stock (the "Series D Preferred Stock") of the undersigned at the Annual Meeting of Stockholders of THE SAN FRANCISCO COMPANY (the "Company"), to be held on December 18, 1996, at 10:00 a.m. local time, in the Boardroom of the Company at 550 Montgomery Street, 11th Floor, San Francisco, California 94111, or any adjournment thereof, as follows:


1. PROPOSAL ONE: to elect nine (9) of the nine (9) authorized directors of the Company, three (3) to serve for one-year terms (Class III), three (3) to serve for two-year terms (Class I), and three (3) to serve for three-year terms (Class II). FOR all nominees listed below (except as listed to the contrary) or WITHHOLD AUTHORITY to vote for all nominees listed below.

Class I Directors: Gordon B. Swanson, James E. Gilleran, and Peter Foo. Class II Directors: Kent D. Price, Steven R. Champion, and Nicholas Unkovic. Class III Directors: Jackson Schultz, Willard D. Sharpe, and Gary Williams.


FOR ALL ________________  WITHHELD FOR ALL ______________

FOR ALL EXCEPT        __________________
                      __________________
                      __________________


2. PROPOSAL TWO: to authorize the conversion of each share of the Series D Preferred Stock into 59 shares of the Class A Common Stock (the "Common Stock") (including those shares of Series D Preferred Stock issuable pursuant to Warrants) to be issued to the Company's Principal Stockholder, Mr.
Putra Masagung to acquire shares of Series D Preferred Stock, and to amend the Company's Certificate of Incorporation to increase the number of shares of the Common Stock to 100,000,000.


FOR ________   AGAINST _____________  ABSTAIN ____________


3. PROPOSAL THREE: to approve The San Francisco Company Amended and Restated 1993 Stock Option Plan and the grant of options pursuant to such plan to certain directors.


FOR ________   AGAINST _____________  ABSTAIN ____________


4. PROPOSAL FOUR: to ratify the Board of Directors' selection of KPMG Peat Marwick LLP, independent public accountants, as the independent accounting firm for the Company during the fiscal years ending December 31, 1995, 1996 and 1997.

FOR ________   AGAINST _____________  ABSTAIN ____________


5. PROPOSAL FIVE: to approve any actions upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


FOR ________   AGAINST _____________  ABSTAIN ____________


This proxy will be voted as specified, or if no choice is specified, will be voted FOR Proposals One, Two, Three, Four and Five.

Dated:  _______________________________, 1996

_____________________________________________
        (Signature)

_____________________________________________
        (Signature if held jointly)

(Please sign EXACTLY as your name appears on your stock certificate and this proxy. Executors, administrators, trustees, guardians, attorneys etc. should give their full title. If signer is a corporation, please give full corporate name and signature by a duly authorized officer, stating the officer's title. If a partnership, please sign in partnership name by an authorized person.)

                          SCHEDULE 14A
                         (Rule 14a-101)

              INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
        Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant  X
Filed by a Party other than the Registrant
Check the appropriate box:
     Preliminary Proxy Statement          Confidential, for Use of the
                                          Commission Only (as
                                          permitted by Rule 14a-
                                          6(e)(2))
  X  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                    THE SAN FRANCISCO COMPANY

        (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, of other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  X  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-
     6(i)(2) or Item 22(a)(2) of Schedule 14A.
     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1)Title of each class of securities to which transaction applies:


  (2)Aggregate number of securities to which transaction applies:

  (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)Proposed maximum aggregate value of transaction:

  (5)Total fee paid:


  X  Fee paid previously with preliminary materials.

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)Amount previously paid:


   (2)Form,  Schedule or Registration Statement No.:


   (3)Filing Party:


   (4)Date Filed: